UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        February 26, 2020

U.S. Xpress Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38528	62-1378182
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4080 Jenkins Road
Chattanooga, Tennessee	37421
(Address of Principal Executive Offices)	(Zip Code)

(423) 510-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	USX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
□  Emerging growth company
□  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2020, the Compensation Committee of the Board of Directors (the “Committee”) of U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”), approved equity grants and adopted a short-term incentive plan (the “2020 STIP”) for the Company’s named executive officers under the Company’s 2018 Omnibus Incentive Plan, as described below.

Equity Awards

The Committee approved grants of restricted Class A common stock to the Company’s named executive officers. The restricted stock vests in four approximately equal installments on each of February 26, 2021, 2022, 2023, and 2024, and is subject to certain vesting, forfeiture, and termination provisions.

The following table sets forth the grants to the Company’s named executive officers:
Named Executive Officer	Restricted Stock
Eric Fuller	198,397
Eric Peterson	65,331
Max Fuller	60,120
2020 STIP

Under the 2020 STIP, participants, including the Company’s named executive officers, are eligible to earn an annual payout based on achievement relative to performance goals related to adjusted operating ratio (weighted at 80%) and individual performance (weighted at 20%), except that Mr. Max Fuller’s payout is based solely upon achievement relative to performance goals related to adjusted operating ratio. The annual target as a percentage of base salary under the 2020 STIP for each of Messrs. Eric Fuller, Peterson and Max Fuller was set at 100%, 75% and 20% respectively. The participants may earn a payout of between 50% and 200% of their respective target based on the level of achievement of the performance goals, provided that the potential payout for Mr. Max Fuller is capped at 20% of his base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Xpress Enterprises, Inc.
(Registrant)

Date: March 3, 2020	By:	/s/ Eric A. Peterson
Eric A. Peterson
Chief Financial Officer and Treasurer